OPTIMUM FUND TRUST
Optimum Fixed Income Fund
Optimum International Fund
Optimum Large Cap Growth Fund
Optimum Large Cap Value Fund
Optimum Small-Mid Cap Growth Fund
Optimum Small-Mid Cap Value Fund

(each, a “Fund” and together, the “Funds”)

Supplement to the Funds’ Statutory Prospectus (the “Prospectus”) and Statement of Additional Information (the “SAI”) dated July 29, 2020

The following replaces any reference to “2005 Market Street, Philadelphia, PA 19103” or “2005 Market Street, Philadelphia, PA 19103-7094” in each Fund’s Prospectus and SAI:

100 Independence, 610 Market Street, Philadelphia, PA 19106-2354

Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in a Fund.

Delaware Management Company (Manager) is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). Other than Macquarie Bank Limited (MBL), a subsidiary of MGL and an affiliate of the Manager, none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Funds are governed by US laws and regulations.

Please keep this Supplement for future reference.

This Supplement is dated September 29, 2020.